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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                                 Date of Report

                                 March 31, 2004
                        (Date of earliest event reported)

                               Levitt Corporation
             (Exact name of registrant as specified in its Charter)

             Florida                     001-31931               11-3675068
(State of other jurisdiction or   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

        1750 East Sunrise Blvd.                                     33304
        Ft. Lauderdale, Florida                                   (Zip Code)
(Address of principal executive offices)

                                 (954) 760-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

      This Current Report on Form 8-K is filed by Levitt Corporation (the "Company") for the purpose of filing the audited financial statements of Bluegreen Corporation ("Bluegreen") and the report thereon of Ernst & Young LLP included in Bluegreen's Annual Report on Form 10-K for the year ended December 31, 2003. Such financial statements and report are incorporated by reference into the Company's Registration Statement on Form S-3 (Registration No. 333-113007) relating to the offering of up to 5,750,000 shares of the Company's Class A Common Stock and into the Company's Registration Statements on Form S-8 (Registration Nos. 333-111728 and 333-111729). Bluegreen's audited financial statements are included as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

          23.1  Consent of Ernst & Young LLP

          99.1  Financial Statements of Bluegreen Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEVITT CORPORATION


                                                By: /s/ Alan B. Levan
                                                    ---------------------------
                                                    Alan B. Levan,
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Dated: March 31, 2004

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                                  EXHIBIT INDEX

Exhibit     Description
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23.1        Consent of Ernst & Young LLP.

99.1        Financial Statements of Bluegreen Corporation.